News Release
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LIQUIDMETAL
TECHNOLOGIES


FOR IMMEDIATE RELEASE
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CONTACT:     John Nesbett/Dian Griesel          David Townsend
             The Investor Relations Group       Liquidmetal Technologies
             (212) 825-3210                     (813) 314-0280

       Liquidmetal Technologies to be Delisted from Nasdaq National Market

         LAKE FOREST, CA, July 15, 2004---Liquidmetal Technologies, Inc. (NASDAQ: LQMTE) was notified by the Nasdaq Listing Qualifications Panel, in a letter dated July 14, 2004, that the Company's common stock will be delisted from the Nasdaq National Market effective with the open of business on Friday, July 16, 2004. Although the Company intends to appeal the Panel's determination to the Nasdaq Listing and Hearing Review Council, the appeal will not stay the delisting.

         As previously disclosed, Liquidmetal was subject to delisting for its failure to comply with Marketplace Rule 4310(c)(14) due to the company's inability to file its Form 10-K for the fiscal year 2003 and Form 10-Q for the first quarter of 2004.

         Because the Company is not current in its periodic filings, its common stock will not be immediately eligible to trade on the OTC Bulletin Board but can be eligible for quotation on the OTC Pink Sheets. The Company will release further timing and trading symbol information with regard to this when it becomes available.

         Liquidmetal intends to file the necessary Forms 10-K and 10-Q upon completion of the ongoing audit and financial review by its independent auditors, thereby regaining compliance in its periodic reporting requirements under the Exchange Act of 1934. Regaining compliance may allow the Company's shares to then be eligible for trading on the OTC Bulletin Board, until such time as the Company once again meets the requirements for Nasdaq listing.

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About Liquidmetal Technologies, Inc.
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Liquidmetal Technologies, Inc. (www.liquidmetal.com) is the leading developer, manufacturer, and marketer of products made from amorphous alloys. Amorphous alloys are unique materials that are characterized by a random atomic structure, in contrast to the crystalline atomic structure possessed by ordinary metals and alloys. Bulk Liquidmetal(R) alloys are two to three times stronger than commonly used titanium alloys, harder than tool steel, and relatively non-corrosive and wear resistant. Bulk Liquidmetal alloys can also be molded into precision net-shaped parts similar to plastics, resulting in intricate and sophisticated engineered designs. Liquidmetal Technologies is the first company to produce amorphous alloys in commercially viable bulk form, enabling significant improvements in products across a wide array of industries. The combination of a super alloy's performance coupled with unique processing advantages positions Liquidmetal alloys for what the company believes will be The Third RevolutionTM in material science.



This press release may contain "forward-looking statements" that involve risks and uncertainties, including statements regarding our anticipated financial results, as well as our plans, future events, objectives, expectations, forecasts, and the assumptions on which those statements are based. Any statement in this press release that is not a statement of historical fact is a forward-looking statement, and in some cases, words such as "believe," "estimate," "project," "expect," "intend," "may," "anticipate," "plans," "seeks," and similar expressions identify forward-looking statements. These statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the anticipated outcomes or result, and undue reliance should not be placed on these statements. These risks and uncertainties include: pending litigation against the company and its potential outcome; our limited operating history in developing and manufacturing products from bulk amorphous alloys; the adoption of our alloys by customers; the commercial success of our customer's products; our ability to identify, develop, and commercialize new applications for our alloys; competition with suppliers of incumbent materials; the development of new materials that render our alloys obsolete; the ability to manage our anticipated growth; our limited direct experience in manufacturing bulk alloy products; scaling-up our manufacturing facilities; protecting our intellectual property; problems associated with manufacturing and selling our alloys outside of the United States; and other risks and uncertainties discussed in filings made with the Securities and Exchange Commission (including risks described in subsequent reports on Form 10-Q, Form 10-K, Form 8-K, and other filings). Liquidmetal Technologies disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.





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